J.P. MORGAN EXCHANGE-TRADED FUNDS

JPMorgan Global Select Equity ETF

JPMorgan Dividend Leaders ETF

(each, a “Fund” and collectively, the “Funds”)

Supplement dated September 1, 2026

to the current Summary Prospectuses, Prospectus and Statement of Additional

Information, as supplemented

Portfolio Manager retirement during February 2028.

Helge Skibeli has announced his intention to retire from J.P. Morgan Investment Management Inc. Mr. Skibeli’s retirement is expected to occur in February 2028, and he will continue to serve on the portfolio management team of the Funds until his retirement. Upon his retirement the current portfolio managers, Christian Pecher, Sam Witherow and Craig Morgan, with respect to the JPMorgan Global Select Equity ETF, and Mr. Witherow and Michael Rossi with respect to the JPMorgan Dividend Leaders ETF, will continue to be responsible for the day-to-day management of each Fund.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE SUMMARY PROSPECTUSES, PROSPECTUS AND STATEMENT OF

ADDITIONAL INFORMATION FOR FUTURE REFERENCE

SUP-ETF-A-PM-926